INVENTORY	6 Months Ended
Jun. 30, 2026
Inventory
INVENTORY

NOTE 3: INVENTORY

Provision for impairment of inventory and system components decreased during the first half of 2026, compared with an increase during the corresponding period in 2025, primarily due to the Company’s ongoing process of identifying and disposing of obsolete inventory and the related inventory disposals carried out during the period.